Exhibit 10.6

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

MATERIAL TRANSFER AGREEMENT

THIS MATERIAL TRANSFER AGREEMENT (the “Agreement”) is made and entered into as of October 21, 2022 (the “Effective Date”), by and between the University of Pittsburgh – Of the Commonwealth System of Higher Education, a non-profit Pennsylvania corporation, having an office at [***] (“RECIPIENT”) and AIM ImmunoTech Inc., having an address at 2117 SW Highway 484, Ocala, FL 34473 (the “PROVIDER”).

In response to the RECIPIENT’s request for the transfer of Ampligen® (“Materials”), PROVIDER is willing to provide such Materials, subject to the following terms and conditions:

1.	Upon request for a specific quantity of Materials by RECIPIENT, such Materials shall be provided by PROVIDER to RECIPIENT, subject to availability of such Materials. The availability of such Materials shall be determined solely by PROVIDER.

2.	The Materials, and all unmodified derivatives or progeny of the Materials, remain the property of the PROVIDER. The Materials shall be used by RECIPIENT solely for pre-clinical research (Research Project) evaluating the effects of Ampligen on innate immune responses in the skin and in non-melanoma skin cancers as described in Exhibit A. The Materials, and any unmodified derivatives of the Materials, shall not be used: (a) in any product, (b) for the purpose of producing any product, or (c) for providing any service in which a product or service is sold or otherwise made commercially available. No other right or license, patent or otherwise, is granted to RECIPIENT for the use of the Materials as a result of PROVIDER’s transmission of them to RECIPIENT.

3.	The Materials shall not be sold, distributed or otherwise made available to any other party for any other purpose.

4.	The Materials shall be used with prudence and appropriate caution in any experimental work since not all of their characteristics are known. THEY ARE PROVIDED WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED. PROVIDER MAKES NO WARRANTY OR CLAIM THAT THE MATERIALS WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER PROPRIETARY RIGHTS. Except to the extent prohibited by law, RECIPIENT agrees to release the PROVIDER, its trustees, appointees, employees and agents from any liability in connection with use of the Materials by RECIPIENT. Except to the extent prohibited by law, RECIPIENT shall be liable for its acquisition, use, storage or disposal of the Materials by RECIPIENT.

5.	The Materials will be used in compliance with all applicable statutes and regulations, including NIH guidelines on the use of animals or recombinant DNA. The Materials [***].

6.	The parties shall provide to each other such Confidential Information as is reasonably necessary for purposes of the Research Project (Exhibit A).

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

7.	The parties will utilize the Confidential Information exchanged solely for the purposes of conducting the Research Project (Exhibit A).

8.	Pre-existing Property. RECIPIENT understands and acknowledges that Ampligen® (rintatolimod) is the property of PROVIDER and/or that it may be subject to certain intellectual property rights owned by or licensed to PROVIDER. All rights to Ampligen® (rintatolimod) belong to PROVIDER. This Agreement shall not be deemed or construed to convey, transfer, or license any of such intellectual property rights to RECIPIENT, other than the limited rights necessary to permit RECIPIENT to conduct the Research Project during the term of this Agreement. Further, all intellectual property belonging to either party prior to the execution of this Agreement (“Pre-existing Property) shall remain the separate property of that party and nothing contained in this Agreement shall be deemed to grant either directly or by implication, estoppel or otherwise any license under any patents, patent applications or other proprietary interests to Pre-existing Property of the other party.

9.	New Inventions. Ownership and rights to any new and patentable or unpatentable discovery, technology, know-how or other intellectual property arising from the performance of the Research Project (hereinafter “Inventions”) shall be governed by the following provisions: Other Inventions made solely by the Principal Investigator or employees of RECIPIENT shall be the property of RECIPIENT (hereinafter “RECIPIENT Inventions”); Other Inventions made jointly by employees or agents of PROVIDER and RECIPIENT shall be the joint property of PROVIDER and RECIPIENT (hereinafter “Joint Inventions”). Inventorship of Inventions conceived or reduced to practice in the course of performing the Research Project shall be determined by the application of U.S. patent laws.

10	This Agreement shall terminate upon completion of the Research Project or five (5) years from the Effective Date of this Agreement, whichever occurs first, unless terminated or extended through prior written agreement signed by authorized representatives of the parties. Either party may terminate this Agreement prior to the expiration of the designated term by giving sixty (60) days written notice to the other. The obligations of RECIPIENT hereunder shall survive termination. Upon termination, the Materials shall be either returned to PROVIDER or destroyed at the request of the PROVIDER.

11.	No Party will be liable to the other for any failure or delay in the performance of its obligations to the extent such failure or delay is caused by fire, flood, earthquakes, other elements of nature, acts of war, terrorism, riots, civil disorders, rebellions or revolutions, disease, epidemics, quarantines, pandemics, acts of government, a state of emergency, delays in visas, changes in laws and governmental policies, or other conditions beyond its reasonable control following execution of this Agreement. If the performance by either party of any of its obligations under this Agreement (including making a payment) is prevented by any such circumstances, then such party shall communicate the situation to the other as soon as possible, and the parties shall endeavor to limit the impact to the project. Nothing herein shall limit the rights of either party to terminate this Agreement.

12.	RESERVED

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AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

13.	[***].

14.	Notwithstanding anything to the contrary, this Agreement shall not be interpreted to prevent or delay publication of the Research Project results. RECIPIENT agrees to notify PROVIDER within a reasonable period, not less than thirty (30) days, prior to the submission for publication of the Research Project results or other disclosure of the results. PROVIDER is entitled to review such proposed publication or disclosure. RECIPIENT agrees to delete from any such proposed publication or disclosure any Confidential Information disclosed by PROVIDER to RECIPIENT, upon the reasonable request of PROVIDER. PROVIDER may request the reasonable delay of any such proposed publication or disclosure for an additional thirty (30) day period in order to file or have filed any patent applications on any inventions disclosed therein. RECIPIENT agrees to provide appropriate acknowledgement of the source of the material received under this Agreement in all publications.

15.	Governing Law. (a) The validity, interpretation, enforceability, and performance of this Agreement will be governed by and construed in accordance with the laws of Pennsylvania without regard to the application of conflict laws.

(b)	Any legal action or proceeding with respect to this Agreement may be brought in the courts of Pennsylvania, and by execution and delivery of this Agreement, the parties agree to the jurisdiction of those courts.

UNIVERSITY OF PITTSBURGH – OF THE COMMONWEALTH SYSTEM OF HIGHER EDUCATION

By	/s/ Heide J. Eash	Date: October 21, 2022
Name:	Heide J. Eash
Title:	Associate Director of Fed. Contracts

PROVIDER

By	/s/ Peter W. Rodino	Date: October 24, 2022
Authorized Individual for the Provider
Printed Name: Peter W. Rodino, III
Title:	Chief Operating Officer

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AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit A

Delivery of Ampligen [***]

[***]